UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2017

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (424) 268-9444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 23, 2017 we issued a press release announcing our fourth quarter and full year results for 2016.  A copy of such release is annexed hereto as an exhibit. Such financial information included in the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

 (d)     Exhibits

Exhibit	Description

99.1	February 23, 2017 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated:	February 23, 2017
		By:	/s/ JOEL M. BENNETT
Joel M. Bennett, CFO

EXHIBIT INDEX

Exhibit	Description

99.1	February 23, 2017 Press Release